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                                                                Exhibit 23.3


                                     ARTHUR
                                    ANDERSEN




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 17, 1996 included in Zanart Entertainment Incorporated's Form 10-KSB for the year ended June 30, 1996 and to all references to our Firm included in this registration statement.



                                                    /s/ Arthur Andersen LLP
                                                    ----------------------------
                                                    ARTHUR ANDERSEN LLP



Los Angeles, California
October 22, 1996